U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 15, 2004

T-BAY HOLDINGS, INC.

 (Exact Name of registrant as specified in its Charter)

       Nevada                  33-37099S                91-1465664

State of Incorporation       Commission File No.        I.R.S. Employer

                                                           Identification No.

208 South Academy Ave., Ste. 130, Eagle, Idaho  83616

       (Address of principal executive offices)  (Zip Code)

Registrant’s telephone number: (208)342-8888

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

On November 16, 2004, we sold 28,800,000 shares of our common stock for Fifty Thousand ($50,000) Dollars or $0.001736 per share.  We sold these shares to seven individuals located in Hong Kong and China.  The share division is as follows:

1.

Jia, Ling.  Room 401, Block 3, Lane 591, Hong Qiao Road, Shanghai, 200030, China.  1,800,000 shares

2.

Li, Tianpei.  1/F., Maikete Building, 63#, Maidi Road, Huizhou City, Guangdong, China.   3,600,000 shares

3.

Wu, Silu.  Unit 401, 27#, Sunshine Garden, Xicuo Road, Guangzhou, China. (Post Code : 510435)  3,600,000 shares

4.

Xie, Youkai.  Unit 04&05, 12/F., Eastern Centre, No. 1065 King’s Road, Quarry Bay, Hong Kong.  5,400,000 shares

5.

Yang, Tuan.  Suite 702, 1063 King’s Road, Quarry Bay, Hong Kong.  5,400,000 shares

6.

Wu, Wenbi,  A1, Unit 806, 11# Daling Road, Huicheng District, Huizhou City, Guangdong, China. (Post Code : 516000)  4,500,000 shares

7.

He, Qingyou.  Unit1702, North Zone, Hubei Building, Binhe Road,

Shenzhen, China.  (Post Code : 518048)  4,500,000 shares

We issued these securities in a private transaction.  These are considered restricted securities which may not be resold publicly unless they are sold pursuant to an effective registration statement or pursuant to an exemption from the registration requirements of the Securities Act of 1933, (the “Act”) as amended. We relied on Section 4(2) and Regulation S as the securities transaction exemption afforded by the Act.

Item 5.01

Changes in Control of Registrant and

Item 5.02

Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers

On November 15, 2004, Larry Eastland resigned his company positions as executive officer and director.  On November 15, 2004, Jack Klosterman resigned as corporate secretary.

Mr. Eastland nominated the following individual to fill the vacancies created on the board of directors and officer positions.  Li, Tianpei was nominated as President and Chief Executive Officer and Chairman of the Board of Directors.  Wu, Silu was nominated as Chief Financial Officer and Secretary and member of the Board of Directors.

Li, Tianpei’s age is 28.  During the past 5 years he has held the following positions:

2003-2004

Purchasing Manager and General Manager of Tianjin Electronics Devices, Inc.

2002-2003

Manager of Silk-Screen and Printing Processes Department of Tianjin Electronics Devices, Inc.

1999-2002

Supervisor and Deputy Manager of Production Department of Tianjin Electronics Devices, Inc.

Li, Tianpei duties and responsibilities have been principally focused in manufacturing information systems, productions processes and management. Mr. Li graduated from Guangzhou Electronics Colleges with a Higher National Diploma (HND) in Electronics.

Wu, Silu’s age is 28.  During the past 5 years he has held the following positions:

2003-2004

General Manager, Shenzhen Baoya Electronics, Inc. His responsibilities were strategic planning and management.

1999-2003

Deputy Manager, Huizhou Liying Electronics, Inc. His responsibilities included quality control supervision, cost control and customer relationships.

1994-1999

Manager, Guangzhou Telecommunications, Inc.  His responsibilities included materials procurement, cost control and financial planning. Mr. Wu graduated form Fujian Quanzhou Telecommunications College with a Higher National Diploma (HND).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2004

/s/ Larry Eastland

By: Larry Eastland

Title: President